UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2012

GROUPON, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35335 (Commission File Number)	27-0903295 (I.R.S. Employer Identification No.)

600 West Chicago Avenue Suite 620 Chicago, Illinois (Address of principal executive offices)	60654 (Zip Code)

(312) 676-5773
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of Groupon, Inc. ("Groupon") was held on June 19, 2012 for the purposes of (1) electing the eight directors named in the Company’s proxy statement to hold office until the next annual meeting of stockholders; (2) ratifying the appointment of Ernst & Young LLP as Groupon’s independent registered public accounting firm for 2012; (3) approving, on an advisory basis, a resolution approving the compensation of the named executive officers as disclosed in the proxy statement, (4) approving, on an advisory basis, the frequency of the vote approving the compensation of the named executive officers, (5) approving the Groupon, Inc. 2011 Incentive Plan for purposes of complying with Section 162(m) of the Internal Revenue Code, and (6) approving the Groupon, Inc. 2012 Employee Stock Purchase Plan.

For more information about the foregoing proposals, see our proxy statement dated May 10, 2012. Holders of our Class A common stock are entitled to one vote per share and holders of our Class B common stock are entitled to 150 votes per share and vote together as a single class on all matters submitted to a vote of stockholders, unless otherwise required by law. The number of votes cast for and against and the number of abstentions and non-votes with respect to each matter voted upon are set forth below:

Election of Directors

Director Nominee	Votes For	Votes Withheld
Eric P. Lefkofsky	819,684,013	199,977
Peter J. Barris	819,733,111	150,879
Robert J. Bass	819,742,070	141,920
Daniel T. Henry	819,741,448	142,542
Mellody Hobson	819,741,393	142,597
Bradley A. Keywell	797,183,600	22,700,390
Theodore J. Leonsis	819,279,359	604,631
Andrew D. Mason	819,712,420	171,570

The eight nominees were elected to the Board of Directors and will serve as directors until our next annual meeting or until their respective successors are elected and qualified.

Ratification of independent registered public accounting firm

The appointment of Ernst & Young LLP as the Groupon’s independent registered public accounting firm for the 2012 fiscal year was ratified by the votes set forth in the table below.

	FOR	AGAINST	ABSTENTIONS	Broker Non-Vote
Ratification of independent registered public accounting firm	825,810,697	720,173	100,867	N/A

Approval of Compensation of Groupon's Named Executive Officers

A proposal requesting that stockholders approve a non-binding resolution approving the compensation of the Groupon's Named Executive Officers as disclosed in the proxy statement, passed with the following vote:

	FOR	AGAINST	ABSTENTIONS	Broker Non-Votes
Approval of Compensation of Named Executive Officers	819,552,449	288,359	43,182	6,747,747

Frequency of Holding Stockholder Advisory Votes Regarding Compensation Awarded to Named Executive Officers

A proposal requesting a non-binding vote of the stockholders to determine whether the advisory stockholder vote on executive compensation shall occur every 1, 2 or 3 years, resulted in stockholders approving a 1 year frequency. The following table shows the voting results on the frequency of the executive compensation vote.

	ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	Broker Non-Votes
Vote on Frequency of Future Votes on Compensation of Named Executive Officers	819,552,449	288,359	7,011,836	35,810	6,747,747

Approval of the Groupon, Inc. 2011 Incentive Plan for Purposes of Complying With Section 162(m) of the Internal Revenue Code

A proposal to approve the Groupon, Inc., 2011 Incentive Plan passed with the following vote:

	FOR	AGAINST	ABSTENTIONS	Broker Non-Vote
Approval of 2011 Incentive Plan	819,526,215	313,154	44,621	6,747,747

Approval of the Groupon, Inc. 2012 Employee Stock Purchase Plan

A proposal to approve the Groupon, Inc., 2012 Employee Stock Purchase Plan passed with the following vote:

	FOR	AGAINST	ABSTENTIONS	Broker Non-Vote
Approval of 2012 Employee Stock Purchase Plan	819,719,152	124,314	40,524	6,747,747

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROUPON, INC.

Dated: June 20, 2012	By:	/s/ Jason E. Child
	Name:	Jason E. Child
	Title:	Chief Financial Officer